UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 1, 2007 Date of Report (Date of earliest event reported)

Sonic Foundry, Inc. (Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation)	1-14007 (Commission File Number)	39-1783372 (IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703 (Address of principal executive offices)	(608) 443-1600 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 1, 2007, Sonic Foundry, Inc. reported financial results for the fiscal quarter ended March 31, 2007. See attached press release at exhibit 99.1.

The information in this Report on Form 8-K (including the exhibit) is furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release concerning financial results for the fiscal quarter ended March 31, 2007.

EXHIBIT LIST

NUMBER	DESCRIPTION

99.1	Press release concerning financial results for the fiscal quarter ended March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.
(Registrant)

May 1, 2007                                           By: /s/ Kenneth A. Minor
                                Kenneth A. Minor
                                Chief Financial Officer